EXHIBIT 13

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Blake S. Bostwick
Blake S. Bostwick Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Controller and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Fredrick J. Gingerich
Fredrick J. Gingerich Controller and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President and Secretary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ Jay Orlandi
Jay Orlandi Director, Executive Vice President and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, Director, Chief Tax Officer and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ David Schulz
David Schulz Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk Director, Chief Financial Officer, Executive Vice President, and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Wendy E. Cooper
Wendy E. Cooper Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2020.

/s/ Anne C. Kronenberg
Anne C. Kronenberg Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ June Yuson
June Yuson Director